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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  May 19, 1997

                           H. F. Ahmanson & Company
              -------------------------------------------------
              (Exact name of registrant as specified in charter)

          Delaware                1-8930                 95-0479700
      ---------------           ------------         -------------------
      (State of other           (Commission            (IRS employer
      jurisdiction of           file number)         identification no.)
      incorporation)

      4900 Rivergrade Road, Irwindale, California           91706
      -------------------------------------------         ----------
       (Address of principal executive offices)           (Zip code)

Registrant's telephone number, including area code     (818) 960-6311
                                                       ---------------

                                Not applicable
                           ------------------------
         (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1 Investor presentation materials used by H.F. Ahmanson & Company (the "Registrant") in connection with meetings held with analysts and investors to discuss the Ahmanson Proposal (In the investor presentation, the Registrant is sometimes referred to by its stock exchange ticker symbol, "AHM").
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 19, 1997

                                                 H. F. AHMANSON & COMPANY

                                                 /s/  Madeleine A. Kleiner
                                                 -------------------------------
                                                 Madeleine A. Kleiner
                                                 Senior Executive Vice President
                                                 and General Counsel